Exhibit 10.1
AMENDMENT No. 1
     This AMENDMENT No. 1, dated as of May 29, 2008 (this “Amendment”), to and under the Waiver (the “Waiver”), dated as of March 14, 2008, by and among DEERFIELD CAPITAL CORP, a Maryland corporation (the “Parent”), DEERFIELD & COMPANY LLC, an Illinois limited liability company (the “Issuer”), TRIARC COMPANIES, INC., as administrative holder under the Note Purchase Agreement referred to below (together with its permitted successors in such capacity, the “Administrative Holder”) and the Required Holders (as defined in the Note Purchase Agreement referred to below).
RECITALS:
     WHEREAS, the Issuer, the Parent, the Administrative Holder and each other Holder have entered into that certain Series A Note Purchase Agreement, dated as of December 21, 2007 (as amended, modified or restated prior to the date hereof, including by the Waiver, the “Note Purchase Agreement”). Capitalized terms used but not defined in this Waiver shall have the meanings that are set forth in the Note Purchase Agreement;
     WHEREAS, certain terms of the Note Purchase Agreement were waived or modified by the Waiver; and
     WHEREAS, the parties hereto desire to amend the Waiver as set forth in this Amendment.
     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.	AMENDMENT TO THE WAIVER
     1.1   Section 2 (Modification of Specified Covenant) of the Waiver.   Section 2 of the Waiver is hereby amended by deleting the date “March 31, 2009” from paragraph (a) thereof and replacing it with the date “December 31, 2009.”

SECTION 2.	MISCELLANEOUS
     2.1   Binding Effect.   This Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of the Holders.
     2.2   Severability.   In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
     2.3   Reference to Waiver.   On and after the date hereof, each reference in the Waiver to “this Waiver”, “hereunder”, “hereof”, “herein” or words of like import referring to the Waiver, and each reference in the other Note Documents to the “Waiver”, “thereunder”, “thereof” or words of like import referring to the Waiver shall mean and be a reference to the Waiver as amended by this Amendment.
     2.4   Effect on Waiver.   Except as specifically amended by this Amendment, the Waiver and the other Note Documents shall remain in full force and effect and are hereby ratified and confirmed.

     2.5   Execution.   The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Holder under, the Waiver or any of the other Note Documents.
     2.6   Headings.   Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.
     2.7   APPLICABLE LAW.   THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD REQUIRE THE APPLICATION OF LAWS OTHER THAN THOSE OF THE STATE OF NEW YORK.
     2.8 Expenses. The Parent, the Issuer and their respective Subsidiaries agree to pay all reasonable attorneys’ fees and disbursements incurred by the Administrative Holder and the Collateral Agent in connection with this Amendment on demand.
     2.9   Counterparts.   This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.
     2.10   Note Document.   This Amendment is a Note Document (as defined in the Note Purchase Agreement).
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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

PARENT: DEERFIELD CAPITAL CORP.
By:	/s/ Jonathan W. Trutter
	Name:	Jonathan W. Trutter
	Title:	Chief Executive Officer

ISSUER: DEERFIELD & COMPANY LLC
By:	/s/ Robert A. Contreras
	Name:	Robert A. Contreras
	Title:	General Counsel

TRIARC COMPANIES, INC., as Administrative Holder and a Holder
By:	/s/ Nils H. Okeson
	Name:	Nils H. Okeson
	Title:	SVP, General Counsel & Secretary